EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Telecom Services, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Bruce Hahn, Chief Executive Officer, and Edward James, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 15, 2007

AMERICAN TELECOM SERVICES, INC.

By:	/s/ Bruce Hahn
Bruce Hahn
Chief Executive Officer

By:	/s/ Edward James
Edward James
Chief Financial Officer